Cash and cash equivalents - Summary of Detailed Information of Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Disclosure Of Cash And Cash Equivalents [Line Items]
Cash at bank	¥ 512,453		¥ 3,734
Deposits held at licensed payment platforms	898		4,755
Total	¥ 513,351	$ 74,429	¥ 8,489	$ 1,231	¥ 3,665	¥ 2,124